Exhibit 99.1

Contacts:
Deborah McBride (Media)	Kathy Guinnessey (Investors/Analysts)
mcbrided@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5714	973.921.5892

Dun & Bradstreet Reports Third Quarter 2016 Results and
Reaffirms Guidance

Short Hills, N.J. - November 1, 2016 - Dun & Bradstreet (NYSE: DNB) reported results for the third quarter ended September 30, 2016 of GAAP revenue up 2% year over year, after the effect of foreign exchange (up 3% before the effect of foreign exchange). As Adjusted and organic revenue both flat year over year, after the effect of foreign exchange (up 1% before the effect of foreign exchange).
“We are continuing to execute against our strategy and are leveraging our multi-channel go-to-market approach to drive adoption of our more modern, as-a-service offerings,” said Bob Carrigan, CEO of Dun & Bradstreet. “We remain focused on providing our leading commercial data and analytics to our customers when and where they need them, while driving long-term, sustainable growth for the Company.”

	Quarter Ended		AFX	BFX
	September 30,		% Change	% Change
(Amounts in millions, except per share data)	2016	2015	Fav (Unfav)	Fav (Unfav)
GAAP Revenue	$412.8	$406.2	2%	3%
As Adjusted Revenue	$412.8	$414.2	0%	1%
Organic Revenue	$412.8	$414.2	0%	1%

GAAP Operating Income(1)	$96.8	$85.0	14%
As Adjusted Operating Income	$107.3	$106.0	1%

GAAP Diluted Earnings (Loss) Per Share(2)	$(0.80)	$1.62	N/M
As Adjusted Diluted Earnings (Loss) Per Share	$1.79	$1.84	(3)%

	Year-To-Date
	Sept 30,	Sept 30,
	2016	2015
Net Cash Provided By Operating Activities - Continuing Operations (GAAP)	$280.0	$283.5
Free Cash Flow	$232.1	$240.1

(1)	Quarter ended September 30, 2015 includes the writedown of $8 million in deferred revenue from acquisitions completed in 2015.
(2)	Quarter ended September 30, 2016 includes a $2.43 non-cash loss associated with the sale of operations in Benelux and Latin America.
GAAP net income for the third quarter ended September 30, 2016 included a non-cash loss of $89.6 million associated with the conversion of our Latin America and Benelux operations into Worldwide Network partnerships. The non-cash loss was driven almost entirely by accumulated currency translation.

See attached Schedules 5 and 6 for a reconciliation of As Adjusted metrics to GAAP results, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Deferred revenue for the Company as of September 30, 2016 was $580.5 million, flat year over year; Americas was $520.2 million, up 6% year over year and Non-Americas was $60.3 million, down 33% year over year. After adjusting for the effect of foreign exchange, dispositions of our Benelux and Latin America operations and the impacts of the write-down of deferred revenue due to purchase accounting, total Company deferred revenue was up 3%, Americas was up 4% and Non-Americas was down 4%, each as compared to last year.

Third Quarter 2016 Segment Results

Americas

•
GAAP revenue of $338.8 million, up 3% year over year both after and before the effect of foreign exchange; As Adjusted and organic revenue of $338.8 million, up 1% year over year both after and before the effect of foreign exchange;

•
GAAP operating income of $100.6 million, up 16% year over year; As Adjusted operating income of $107.2 million, up 6% year over year. GAAP operating income growth reflects the impact of $8 million in acquisition-related deferred revenue adjustments incurred in the third quarter of 2015.

Non-Americas

•	GAAP revenue, As Adjusted revenue, and organic revenue of $74.0 million, down 5% year over year after the effect of foreign exchange (up 2% before the effect of foreign exchange);

•	GAAP operating income of $20.0 million, down 12% year over year. As Adjusted operating income of $20.1 million, down 11% year over year.

See attached Schedules 3, 4, 5, and 6 for additional detail.

Full Year 2016 Guidance

Dun & Bradstreet today reaffirmed its financial guidance for the full year 2016:

•	As Adjusted organic revenue growth of 1½% to 3½%, before the effect of foreign exchange;

•	As Adjusted revenue growth of 4% to 6%, before the effect of foreign exchange;

•	As Adjusted operating income growth of 1% to 5%;

•	As Adjusted diluted EPS of (2%) to 3% versus prior year; and

•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of: (i) non-core gains and charges, (ii) acquisition and divestiture-related fees; and (iii) purchase accounting fair value adjustments to deferred revenue. These items are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet's results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our “As Adjusted” basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes: (1) revenue from acquired businesses for one year from the date of the acquisition and (2) net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term “sales”, which we define as the value of committed customer contracts. This term is often referred to as “bookings” or “commitments” by other companies.

We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedules 5 and 6 attached to this press release.

Third Quarter 2016 Teleconference

As previously announced, Dun & Bradstreet will review its third quarter 2016 results in a conference call with the investment community on Wednesday, November 2, 2016, at 8 a.m. ET. Live audio, as well as a replay of the conference call will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet®

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect our customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com. Twitter: @DnBUS

Forward-Looking and Cautionary Statements

We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.
We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.
In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber-attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun &

Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.
It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-to-Date		AFX	Foreign	BFX
	September 30,		% Change	Exchange	% Change	September 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2016	2015	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2016	2015	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$338.8	$328.4	3%	0.0%	3%	$974.9	$912.2	7%	(0.2)%	7%
Non-Americas	74.0	77.8	(5)%	(6.8)%	2%	211.7	225.6	(6)%	(4.6)%	(2)%

Total Revenue (2)	$412.8	$406.2	2%	(1.3)%	3%	$1,186.6	$1,137.8	4%	(1.1)%	5%

Operating Income (Loss):

Americas (3)	$100.6	$86.4	16%			$253.9	$221.5	15%
Non-Americas (4)	20.0	22.8	(12)%			47.2	63.4	(26)%

Corporate and Other (5)	(23.8)	(24.2)	2%			(104.6)	(76.6)	(37)%

Total Operating Income (6)	96.8	85.0	14%			196.5	208.3	(6)%

Interest Income	0.4	0.3	63%			1.4	1.1	37%
Interest Expense	(13.2)	(13.8)	4%			(40.1)	(37.0)	(8)%
Other Income (Expense) - Net (9)	(92.2)	(9.2)	N/M			(91.9)	(7.4)	N/M

Non-Operating Income (Expense) - Net (10)	(105.0)	(22.7)	N/M			(130.6)	(43.3)	N/M

Income Before Provision for Income Taxes	(8.2)	62.3	N/M			65.9	165.0	(60)%

Less: Provision for Income Taxes (11)	19.8	3.1	N/M			45.0	36.5	(23)%
Equity in Net Income (Loss) of Affiliates	1.2	0.9	25%			2.9	2.9	(2)%

Net Income From Continuing Operations	(26.8)	60.1	N/M			23.8	131.4	(82)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.7)	(0.9)	(66)%			(3.5)	(3.1)	(11)%

Net Income From Continuing Operations Attributable to Dun & Bradstreet	(28.5)	59.2	N/M			20.3	128.3	(84)%

Income from Discontinued Operations, Net of Income Taxes	—	(0.1)	N/M			—	2.1	N/M
Loss on Disposal of Business, Net of Tax Impact	(0.9)	(0.1)	N/M			(0.9)	(38.3)	98%

Income (Loss) from Discontinued Operations, Net of Income Taxes	(0.9)	(0.2)	N/M			(0.9)	(36.2)	98%

Net Income Attributable to Dun & Bradstreet (7)	$(29.4)	$59.0	N/M	$19.4	$92.1	(79)%

Basic Earnings (Loss) Per Share:
From Continuing Operations	$(0.78)	$1.64	N/M	$0.56	$3.56	(84)%
From Discontinued Operations	(0.02)	(0.01)	N/M	(0.03)	(1.01)	97%

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$(0.80)	$1.63	N/M	$0.53	$2.55	(79)%

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$(0.78)	$1.63	N/M	$0.55	$3.53	(84)%
From Discontinued Operations	(0.02)	(0.01)	N/M	(0.02)	(1.00)	98%

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$(0.80)	$1.62	N/M	$0.53	$2.53	(79)%

Weighted Average Number of Shares Outstanding:
Basic	36.6	36.1	(1)%	36.4	36.1	(1)%
Diluted	36.6	36.4	(1)%	36.7	36.4	(1)%

Operating Margins (Calculated on Total Revenue)

Americas	29.7%	26.3%		26.0%	24.3%
Non-Americas	27.0%	29.3%		22.3%	28.1%
Total Company	23.5%	20.9%		16.6%	18.3%

Effective Tax Rate	(243.2)%	5.0%		68.4%	22.1%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Certain Selected As Adjusted Metrics (unaudited)

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-to-Date		AFX	Foreign	BFX
	September 30,		% Change	Exchange	% Change	September 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2016	2015	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2016	2015	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$338.8	$336.4	1%	0.0%	1%	$978.0	$927.0	6%	(0.2)%	6%
Non-Americas	74.0	77.8	(5)%	(6.8)%	2%	211.7	225.6	(6)%	(4.6)%	(2)%

Total Revenue (2)	$412.8	$414.2	0%	(1.3)%	1%	$1,189.7	$1,152.6	3%	(1.1)%	4%

Organic Revenue:
Total Revenue	$412.8	$414.2	N/M	N/M	1%	$1,189.7	$1,152.6	N/M	N/M	4%
Less:
Acquisitions	—	—	N/M	N/M	N/M	40.0	—	N/M	N/M	N/M
Net Divested	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Organic Revenue	$412.8	$414.2	N/M	N/M	1%	$1,149.7	$1,152.6	N/M	N/M	1%

Operating Income (Loss):

Americas (3)	$107.2	$100.9	6%			$277.7	$249.6	11%
Non-Americas (4)	20.1	22.5	(11)%			47.6	63.1	(25)%

Corporate and Other (5)	(20.0)	(17.4)	(15)%			(57.5)	(49.8)	(16)%

Total Operating Income (6)	$107.3	$106.0	1%			$267.8	$262.9	2%

Net Income Attributable to Dun & Bradstreet (7)	$66.2	$66.9	(1)%			$159.4	$159.1	0%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.81	$1.85	(2)%			$4.38	$4.41	(1)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$1.79	$1.84	(3)%			$4.34	$4.37	(1)%

Weighted Average Number of Shares Outstanding:
Basic	36.6	36.1	(1)%	36.4	36.1	(1)%
Diluted	37.0	36.4	(2)%	36.7	36.4	(1)%

Other Information:

Interest Income	$0.4	$0.3	63%	$1.4	$1.1	37%
Interest Expense	(13.2)	(13.8)	4%	(40.1)	(37.0)	(8)%
Other Income (Expense) - Net (9)	(0.8)	(0.7)	(13)%	(0.5)	1.0	N/M

Non-Operating Income (Expense) - Net (10)	$(13.6)	$(14.2)	5%	$(39.2)	$(34.9)	(12)%

Provision for Income Taxes (11)	$27.0	$24.9	(9)%	$68.6	$68.7	0%

Equity in Net Income (Loss) of Affiliates	$1.2	$0.9	25%	$2.9	$2.9	(2)%

Net (Income) Loss Attributable to the Noncontrolling Interest	$(1.7)	$(0.9)	(66)%	$(3.5)	$(3.1)	(11)%

Operating Margins (Calculated on Total Revenue)

Americas	31.6%	30.0%		28.4%	26.9%
Non-Americas	27.1%	28.8%		22.5%	28.0%
Total Company	26.0%	25.6%		22.5%	22.8%

Effective Tax Rate	28.9%	27.1%		30.0%	30.2%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$132.3	$132.7	0%	0.0%	0%	$387.0	$394.2	(2)%	(0.3)%	(2)%
Other Enterprise Risk Management	71.3	61.6	16%	(0.1)%	16%	178.4	134.9	32%	(0.5)%	33%
Total Americas Risk Management Solutions	203.6	194.3	5%	0.0%	5%	565.4	529.1	7%	(0.3)%	7%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$37.2	$38.1	(2)%	0.0%	(2)%	$107.5	$103.8	4%	(0.1)%	4%
Advanced Marketing Solutions	98.0	96.0	2%	0.0%	2%	302.0	279.3	8%	(0.1)%	8%
Total Americas Sales and Marketing Solutions	135.2	134.1	1%	0.0%	1%	409.5	383.1	7%	(0.1)%	7%

Total Americas Revenue	$338.8	$328.4	3%	0.0%	3%	$974.9	$912.2	7%	(0.2)%	7%

Non-Americas:
Risk Management Solutions
Trade Credit	$43.5	$46.2	(6)%	(6.2)%	1%	$125.9	$135.7	(7)%	(4.3)%	(3)%
Other Enterprise Risk Management	16.8	14.9	12%	(8.0)%	20%	49.1	45.1	9%	(5.0)%	14%
Total Non-Americas Risk Management Solutions	60.3	61.1	(1)%	(6.6)%	5%	175.0	180.8	(3)%	(4.5)%	1%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.3	$4.7	(8)%	(5.6)%	(2)%	$11.8	$13.0	(9)%	(4.7)%	(4)%
Advanced Marketing Solutions	9.4	12.0	(22)%	(8.7)%	(13)%	24.9	31.8	(22)%	(5.2)%	(16)%
Total Non-Americas Sales and Marketing Solutions	13.7	16.7	(18)%	(7.8)%	(10)%	36.7	44.8	(18)%	(5.0)%	(13)%

Total Non-Americas Revenue	$74.0	$77.8	(5)%	(6.8)%	2%	$211.7	$225.6	(6)%	(4.6)%	(2)%

Total Corporation:
Risk Management Solutions
Trade Credit	$175.8	$178.9	(2)%	(1.6)%	0%	$512.9	$529.9	(3)%	(1.3)%	(2)%
Other Enterprise Risk Management	88.1	76.5	15%	(1.6)%	17%	227.5	180.0	26%	(1.7)%	28%
Total Risk Management Solutions	263.9	255.4	3%	(1.6)%	5%	740.4	709.9	4%	(1.4)%	6%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$41.5	$42.8	(3)%	(0.6)%	(2)%	$119.3	$116.8	2%	(0.7)%	3%
Advanced Marketing Solutions	107.4	108.0	(1)%	(1.0)%	0%	326.9	311.1	5%	(0.6)%	6%
Total Sales and Marketing Solutions	148.9	150.8	(1)%	(0.9)%	0%	446.2	427.9	4%	(0.6)%	5%

Total Revenue	$412.8	$406.2	2%	(1.3)%	3%	$1,186.6	$1,137.8	4%	(1.1)%	5%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$95.7	$97.6	(2)%	0.0%	(2)%	$284.1	$293.5	(3)%	(0.2)%	(3)%
Other Trade Credit	36.6	35.1	4%	0.1%	4%	102.9	100.7	2%	(0.4)%	2%
Total Americas Trade Credit Revenue	132.3	132.7	0%	0.0%	0%	387.0	394.2	(2)%	(0.3)%	(2)%

Non-Americas:
DNBi	$6.1	$6.2	(1)%	(7.2)%	7%	$18.3	$19.0	(3)%	(5.0)%	2%
Other Trade Credit	37.4	40.0	(6)%	(6.1)%	0%	107.6	116.7	(8)%	(4.2)%	(4)%
Total Non-Americas Trade Credit Revenue	43.5	46.2	(6)%	(6.2)%	1%	125.9	135.7	(7)%	(4.3)%	(3)%

Total Corporation:
DNBi	$101.8	$103.8	(2)%	(0.4)%	(1)%	$302.4	$312.5	(3)%	(0.5)%	(3)%
Other Trade Credit	74.0	75.1	(1)%	(3.2)%	2%	210.5	217.4	(3)%	(2.5)%	(1)%
Total Trade Credit Revenue	$175.8	$178.9	(2)%	(1.6)%	0%	$512.9	$529.9	(3)%	(1.3)%	(2)%

Total Revenue:
Americas:
Direct	$302.8	$294.4	3%	(0.1)%	3%	$888.1	$837.5	6%	(0.3)%	6%
Alliances & Partners	36.0	34.0	6%	0.4%	5%	86.8	74.7	16%	0.3%	16%
Total Americas Revenue	338.8	328.4	3%	0.0%	3%	974.9	912.2	7%	(0.2)%	7%

Non-Americas:
Direct	$49.6	$54.1	(8)%	(7.4)%	(1)%	$143.7	$157.2	(9)%	(5.3)%	(3)%
Alliances & Partners	24.4	23.7	3%	(5.6)%	9%	68.0	68.4	(1)%	(2.9)%	2%
Total Non-Americas Revenue	74.0	77.8	(5)%	(6.8)%	2%	211.7	225.6	(6)%	(4.6)%	(2)%

Total Corporation:
Direct	$352.4	$348.5	1%	(1.2)%	2%	$1,031.8	$994.7	4%	(1.1)%	5%
Alliances & Partners	60.4	57.7	5%	(2.0)%	7%	154.8	143.1	8%	(1.2)%	9%
Total Revenue	$412.8	$406.2	2%	(1.3)%	3%	$1,186.6	$1,137.8	4%	(1.1)%	5%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$132.3	$133.5	(1)%	0.0%	(1)%	$387.3	$395.6	(2)%	(0.3)%	(2)%
Other Enterprise Risk Management	71.3	67.0	6%	(0.1)%	7%	180.6	144.3	25%	(0.4)%	26%
Total Americas Risk Management Solutions	203.6	200.5	2%	0.0%	2%	567.9	539.9	5%	(0.3)%	5%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$37.2	$39.5	(6)%	0.0%	(6)%	$108.1	$106.3	2%	(0.1)%	2%
Advanced Marketing Solutions	98.0	96.4	2%	0.0%	2%	302.0	280.8	8%	(0.1)%	8%
Total Americas Sales and Marketing Solutions	135.2	135.9	(1)%	(0.1)%	0%	410.1	387.1	6%	(0.1)%	6%

Total Americas Revenue	$338.8	$336.4	1%	0.0%	1%	$978.0	$927.0	6%	(0.2)%	6%

Non-Americas:
Risk Management Solutions
Trade Credit	$43.5	$46.2	(6)%	(6.2)%	1%	$125.9	$135.7	(7)%	(4.3)%	(3)%
Other Enterprise Risk Management	16.8	14.9	12%	(8.0)%	20%	49.1	45.1	9%	(5.0)%	14%
Total Non-Americas Risk Management Solutions	60.3	61.1	(1)%	(6.6)%	5%	175.0	180.8	(3)%	(4.5)%	1%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.3	$4.7	(8)%	(5.6)%	(2)%	11.8	13.0	(9)%	(4.7)%	(4)%
Advanced Marketing Solutions	9.4	12.0	(22)%	(8.7)%	(13)%	24.9	31.8	(22)%	(5.2)%	(16)%
Total Non-Americas Sales and Marketing Solutions	13.7	16.7	(18)%	(7.8)%	(10)%	36.7	44.8	(18)%	(5.0)%	(13)%

Total Non-Americas Revenue	$74.0	$77.8	(5)%	(6.8)%	2%	$211.7	$225.6	(6)%	(4.6)%	(2)%

Total Corporation:
Risk Management Solutions
Trade Credit	$175.8	$179.7	(2)%	(1.6)%	(1)%	$513.2	$531.3	(3)%	(1.3)%	(2)%
Other Enterprise Risk Management	88.1	81.9	8%	(1.5)%	9%	229.7	189.4	21%	(1.6)%	23%
Total Risk Management Solutions	263.9	261.6	1%	(1.5)%	2%	742.9	720.7	3%	(1.4)%	4%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$41.5	$44.2	(6)%	(0.6)%	(5)%	$119.9	$119.3	1%	(0.6)%	1%
Advanced Marketing Solutions	107.4	108.4	(1)%	(1.0)%	0%	326.9	312.6	5%	(0.6)%	5%
Total Sales and Marketing Solutions	148.9	152.6	(2)%	(0.9)%	(2)%	446.8	431.9	3%	(0.6)%	4%

Total Revenue	$412.8	$414.2	0%	(1.3)%	1%	$1,189.7	$1,152.6	3%	(1.1)%	4%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$95.7	$97.9	(2)%	0.0%	(2)%	$284.2	$293.9	(3)%	(0.2)%	(3)%
Other Trade Credit	36.6	35.6	2%	0.1%	2%	103.1	101.7	1%	(0.4)%	2%
Total Americas Trade Credit Revenue	132.3	133.5	(1)%	0.0%	(1)%	387.3	395.6	(2)%	(0.3)%	(2)%

Non-Americas:
DNBi	$6.1	$6.2	(1)%	(7.2)%	7%	$18.3	$19.0	(3)%	(5.0)%	2%
Other Trade Credit	37.4	40.0	(6)%	(6.1)%	0%	107.6	116.7	(8)%	(4.2)%	(4)%
Total Non-Americas Trade Credit Revenue	43.5	46.2	(6)%	(6.2)%	1%	125.9	135.7	(7)%	(4.3)%	(3)%

Total Corporation:
DNBi	$101.8	$104.1	(2)%	(0.4)%	(2)%	$302.5	$312.9	(3)%	(0.5)%	(3)%
Other Trade Credit	74.0	75.6	(2)%	(3.2)%	1%	210.7	218.4	(4)%	(2.4)%	(1)%
Total Trade Credit Revenue	$175.8	$179.7	(2)%	(1.6)%	(1)%	$513.2	$531.3	(3)%	(1.3)%	(2)%

Total Revenue:
Americas:
Direct	$302.8	$302.1	0%	(0.1)%	0%	$891.2	$851.8	5%	(0.3)%	5%
Alliances & Partners	36.0	34.3	5%	0.4%	4%	86.8	75.2	15%	0.3%	15%
Total Americas Revenue	338.8	336.4	1%	0.0%	1%	978.0	927.0	6%	(0.2)%	6%

Non-Americas:
Direct	49.6	54.1	(8)%	(7.4)%	(1)%	$143.7	$157.2	(9)%	(5.3)%	(3)%
Alliances & Partners	24.4	23.7	3%	(5.6)%	9%	68.0	68.4	(1)%	(2.9)%	2%
Total Non-Americas Revenue	74.0	77.8	(5)%	(6.8)%	2%	211.7	225.6	(6)%	(4.6)%	(2)%

Total Corporation:
Direct	$352.4	$356.2	(1)%	(1.2)%	0%	$1,034.9	$1,009.0	3%	(1.1)%	4%
Alliances & Partners	60.4	58.0	4%	(2.0)%	6%	154.8	143.6	8%	(1.2)%	9%
Total Revenue	$412.8	$414.2	0%	(1.3)%	1%	$1,189.7	$1,152.6	3%	(1.1)%	4%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended			Year-to-Date
	September 30,		AFX	September 30,		AFX
			% Change			% Change
Amounts in millions	2016	2015	Fav/(Unfav)	2016	2015	Fav/(Unfav)
Operating Costs (GAAP):
Operating Expenses	$130.7	$132.4	1%	$396.1	$399.8	1%
Selling and Administrative Expenses	164.9	167.2	1%	524.3	472.0	(11)%
Depreciation and Amortization	17.2	16.1	(7)%	50.9	42.6	(20)%
Restructuring Expense	3.2	5.5	42%	18.8	15.1	(24)%

Total Operating Costs (GAAP)	$316.0	$321.2	2%	$990.1	$929.5	(7)%

Capital Expenditures (GAAP)	$2.6	$2.0	(32)%	$12.1	$6.8	(78)%

Additions to Computer Software & Other Intangibles (GAAP)	$12.4	$12.0	(3)%	$35.8	$36.6	2%

Operating Costs (As Adjusted):
Operating Expenses	$130.7	$132.4	1%	$396.1	$399.8	1%
Selling and Administrative Expenses	163.7	165.8	1%	493.1	459.0	(7)%
Depreciation and Amortization	11.1	10.0	(12)%	32.7	30.9	(6)%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs (As Adjusted)	$305.5	$308.2	1%	$921.9	$889.7	(4)%

	Quarter Ended		Year-to-Date
	September 30,		September 30,

Amounts in millions	2016	2015	2016	2015

Operating Expenses (GAAP):	$130.7	$132.4	$396.1	$399.8
None	—	—	—	—

Operating Expenses (As Adjusted)	$130.7	$132.4	$396.1	$399.8

Selling and Admin (GAAP)	$164.9	$167.2	$524.3	$472.0
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	—	(1.6)	(1.2)
Accrual for Legal Matters	—	—	(26.0)	—
Acquisition/Divestiture Related Costs	(0.8)	(1.4)	(3.6)	(11.8)

Selling and Admin (As Adjusted)	$163.7	$165.8	$493.1	$459.0

Depreciation and Amortization (GAAP)	$17.2	$16.1	$50.9	$42.6
Amortization of Acquisition Related Intangibles	(6.1)	(6.1)	(18.2)	(11.7)

Depreciation and Amortization (As Adjusted)	$11.1	$10.0	$32.7	$30.9

Restructuring (GAAP)	$3.2	$5.5	$18.8	$15.1
Restructuring	(3.2)	(5.5)	(18.8)	(15.1)

Restructuring (As Adjusted)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

		Quarter Ended

Amounts in millions	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015

Net Debt Position:
Cash and Cash Equivalents	$327.3	$379.1	$365.7	$365.7	$293.9	$137.8	$355.2
Short-Term Debt	(20.0)	(20.0)	(20.0)	(20.0)	—	(300.5)	(300.8)
Long-Term Debt	(1,586.4)	(1,715.6)	(1,725.4)	(1,804.1)	(1,759.9)	(1,486.1)	(1,402.7)

Net Debt	$(1,279.1)	$(1,356.5)	$(1,379.7)	$(1,458.4)	$(1,466.0)	$(1,648.8)	$(1,348.3)

	Year-to-Date

Amounts in millions	Sep 30, 2016	Sep 30, 2015	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - Continuing Operations (GAAP)	$280.0	$283.5	(1)%
Less:
Capital Expenditures (GAAP)	12.1	6.8	(78)%
Additions to Computer Software & Other Intangibles (GAAP)	35.8	36.6	2%

Free Cash Flow	$232.1	$240.1	(3)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Americas Total Revenue (GAAP) (Schedule 1)	$338.8	$328.4	$974.9	$912.2
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(8.0)	(3.1)	(14.8)
	Americas Total Revenue (As Adjusted) (Schedule 2)	$338.8	$336.4	$978.0	$927.0

(2)	The following table reconciles Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Total Revenue (GAAP) (Schedule 1)	$412.8	$406.2	$1,186.6	$1,137.8
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(8.0)	(3.1)	(14.8)
	Total Revenue (As Adjusted) (Schedule 2)	$412.8	$414.2	$1,189.7	$1,152.6

(3)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Americas Operating Income (GAAP) (Schedule 1)	$100.6	$86.4	$253.9	$221.5
	Acquisition/Divestiture Related Costs	(0.5)	(0.4)	(2.5)	(1.6)
	Amortization of Acquisition Related Intangibles	(6.1)	(6.1)	(18.2)	(11.7)
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(8.0)	(3.1)	(14.8)
	Americas Operating Income (As Adjusted) (Schedule 2)	$107.2	$100.9	$277.7	$249.6

(4)	The following table reconciles Non-Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Non-Americas Operating Income (GAAP) (Schedule 1)	$20.0	$22.8	$47.2	$63.4
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters in China	—	0.5	(0.1)	0.5
	Acquisition/Divestiture Related Costs	(0.1)	(0.2)	(0.3)	(0.2)
	Non-Americas Operating Income (As Adjusted) (Schedule 2)	$20.1	$22.5	$47.6	$63.1

(5)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Corporate and Other (GAAP) (Schedule 1)	$(23.8)	$(24.2)	$(104.6)	$(76.6)
	Restructuring Charges	(3.2)	(5.5)	(18.8)	(15.1)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.5)	(1.5)	(1.7)
	Accrual for Legal Matters	—	—	(26.0)	—
	Acquisition/Divestiture Related Costs	(0.2)	(0.8)	(0.8)	(10.0)
	Corporate and Other (As Adjusted) (Schedule 2)	$(20.0)	$(17.4)	$(57.5)	$(49.8)

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(6)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Total Operating Income (GAAP) (Schedule 1)	$96.8	$85.0	$196.5	$208.3
	Restructuring Charges	(3.2)	(5.5)	(18.8)	(15.1)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	—	(1.6)	(1.2)
	Accrual for Legal Matters	—	—	(26.0)	—
	Acquisition/Divestiture Related Costs	(0.8)	(1.4)	(3.6)	(11.8)
	Amortization of Acquisition Related Intangibles	(6.1)	(6.1)	(18.2)	(11.7)
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(8.0)	(3.1)	(14.8)
	Total Operating Income (As Adjusted) (Schedule 2)	$107.3	$106.0	$267.8	$262.9

(7)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015

	Net Income Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$(29.4)	$59.0	$19.4	$92.1

	Restructuring Charges	(2.1)	(3.8)	(12.2)	(9.8)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	0.3	(1.1)	(0.5)
	Accrual for Legal Matters	—	—	(22.0)	—
	Acquisition/Divestiture Related Costs	(0.6)	(1.1)	(2.4)	(9.3)
	Amortization of Acquisition Related Intangibles	(3.8)	(3.8)	(11.3)	(7.3)
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(5.8)	(2.2)	(10.4)
	Effect of Legacy and Other Tax Matters	1.7	7.4	1.7	7.4
	Gain (Loss) on Investment	—	(0.9)	—	(0.9)
	Gain (Loss) on Sale of Businesses	(89.6)	—	(89.6)	—

	After-Tax Impact	(94.7)	(7.7)	(139.1)	(30.8)

	Income (Loss) from Discontinued Operations, Net of Income Taxes	(0.9)	(0.2)	(0.9)	(36.2)

	Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$66.2	$66.9	$159.4	$159.1

(8)	The following table reconciles Diluted Earnings Per Share of Common Stock included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
		2016	2015	2016	2015

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$(0.80)	$1.62	$0.53	$2.53

	Restructuring Charges	(0.06)	(0.10)	(0.33)	(0.27)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	0.01	(0.03)	(0.01)
	Accrual for Legal Matters	—	—	(0.60)	—
	Acquisition/Divestiture Related Costs	(0.01)	(0.03)	(0.06)	(0.25)
	Amortization of Acquisition Related Intangibles	(0.10)	(0.10)	(0.31)	(0.20)
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(0.16)	(0.06)	(0.28)
	Effect of Legacy and Other Tax Matters	0.04	0.20	0.04	0.20
	Gain (Loss) on Investment	—	(0.03)	—	(0.03)
	Gain (Loss) on Sale of Businesses	(2.43)	—	(2.44)	—
	Discontinued Operations	(0.02)	(0.01)	(0.02)	(1.00)

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$1.79	$1.84	$4.34	$4.37

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(9)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Other Income (Expense)-Net (GAAP) (Schedule 1)	$(92.2)	$(9.2)	$(91.9)	$(7.4)
	Effect of Legacy and Other Tax Matters	(1.7)	(7.0)	(1.7)	(6.9)
	Gain (Loss) on Investment	—	(1.2)	—	(1.2)
	Gain (Loss) on Sale of Businesses	(89.6)	—	(89.6)	—
	Acquisition/Divestiture Related Costs	(0.1)	(0.3)	(0.1)	(0.3)
	Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$(0.8)	$(0.7)	$(0.5)	$1.0

(10)	The following table reconciles Non-Operating Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015
	Non-Operating Income (Expense)-Net (GAAP) (Schedule 1)	$(105.0)	$(22.7)	$(130.6)	$(43.3)
	Effect of Legacy and Other Tax Matters	(1.7)	(7.0)	(1.7)	(6.9)
	Gain (Loss) on Investment	—	(1.2)	—	(1.2)
	Gain (Loss) on Sale of Businesses	(89.6)	—	(89.6)	—
	Acquisition/Divestiture Related Costs	(0.1)	(0.3)	(0.1)	(0.3)
	Non-Operating Income (Expense)-Net (As Adjusted) (Schedule 2)	$(13.6)	$(14.2)	$(39.2)	$(34.9)

(11)	The following table reconciles Provision for Income Taxes included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-to-Date
		September 30,		September 30,
	Amounts in millions	2016	2015	2016	2015

	Provision for Income Taxes (GAAP) (Schedule 1)	$19.8	$3.1	$45.0	$36.5

	Restructuring Charges	(1.1)	(1.7)	(6.6)	(5.3)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	(0.3)	(0.5)	(0.7)
	Accrual for Legal Matters	—	—	(4.0)	—
	Acquisition/Divestiture Related Costs	(0.3)	(0.6)	(1.3)	(2.8)
	Amortization of Acquisition Related Intangibles	(2.3)	(2.3)	(6.9)	(4.4)
	Acquisition Related Deferred Revenue Fair Value Adjustment	—	(2.2)	(0.9)	(4.4)
	Effect of Legacy and Other Tax Matters	(3.4)	(14.4)	(3.4)	(14.3)
	Gain (Loss) on Investment	—	(0.3)	—	(0.3)

	Provision for Income Taxes (As Adjusted) (Schedule 2)	$27.0	$24.9	$68.6	$68.7

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$132.3	$—	$132.3	$132.7	$0.8	$133.5
Other Enterprise Risk Management	71.3	—	71.3	61.6	5.4	67.0
Total Americas Risk Management Solutions	203.6	—	203.6	194.3	6.2	200.5

Sales and Marketing Solutions
Traditional Prospecting Solutions	$37.2	$—	$37.2	$38.1	$1.4	39.5
Advanced Marketing Solutions	98.0	—	98.0	96.0	0.4	96.4
Total Americas Sales and Marketing Solutions	135.2	—	135.2	134.1	1.8	135.9

Total Americas Revenue	$338.8	$—	$338.8	$328.4	$8.0	$336.4

Non-Americas:
Risk Management Solutions
Trade Credit	$43.5	$—	$43.5	$46.2	$—	$46.2
Other Enterprise Risk Management	16.8	—	16.8	14.9	—	14.9
Total Non-Americas Risk Management Solutions	60.3	—	60.3	61.1	—	61.1

Sales and Marketing Solutions
Traditional Prospecting Solutions	$4.3	$—	$4.3	$4.7	$—	$4.7
Advanced Marketing Solutions	9.4	—	9.4	12.0	—	12.0
Total Non-Americas Sales and Marketing Solutions	13.7	—	13.7	16.7	—	16.7

Total Non-Americas Revenue	$74.0	$—	$74.0	$77.8	$—	$77.8

Total Corporation:
Risk Management Solutions
Trade Credit	$175.8	$—	$175.8	$178.9	$0.8	$179.7
Other Enterprise Risk Management	88.1	—	88.1	76.5	5.4	81.9
Total Risk Management Solutions	263.9	—	263.9	255.4	6.2	261.6

Sales and Marketing Solutions
Traditional Prospecting Solutions	$41.5	$—	$41.5	$42.8	$1.4	$44.2
Advanced Marketing Solutions	107.4	—	107.4	108.0	0.4	108.4
Total Sales and Marketing Solutions	148.9	—	148.9	150.8	1.8	152.6

Total Revenue	$412.8	$—	$412.8	$406.2	$8.0	$414.2

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Trade Credit Revenue:
Americas:
DNBi	$95.7	$—	$95.7	$97.6	$0.3	$97.9
Other Trade Credit	36.6	—	36.6	35.1	0.5	35.6
Total Americas Trade Credit Revenue	132.3	—	132.3	132.7	0.8	133.5

Non-Americas:
DNBi	$6.1	$—	$6.1	$6.2	$—	$6.2
Other Trade Credit	37.4	—	37.4	40.0	—	40.0
Total Non-Americas Trade Credit Revenue	43.5	—	43.5	46.2	—	46.2

Total Corporation:
DNBi	$101.8	$—	$101.8	$103.8	$0.3	$104.1
Other Trade Credit	74.0	—	74.0	75.1	0.5	75.6
Total Trade Credit Revenue	$175.8	$—	$175.8	$178.9	$0.8	$179.7

Total Revenue:
Americas:
Direct	$302.8	$—	$302.8	$294.4	$7.7	$302.1
Alliances & Partners	36.0	—	36.0	34.0	0.3	34.3
Total Americas Revenue	338.8	—	338.8	328.4	8.0	336.4

Non-Americas:
Direct	$49.6	$—	$49.6	$54.1	$—	$54.1
Alliances & Partners	24.4	—	24.4	23.7	—	23.7
Total Non-Americas Revenue	74.0	—	74.0	77.8	—	77.8

Total Corporation:
Direct	$352.4	$—	$352.4	$348.5	$7.7	$356.2
Alliances & Partners	60.4	—	60.4	57.7	0.3	58.0
Total Revenue	$412.8	$—	$412.8	$406.2	$8.0	$414.2

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Year-To-Date September 30, 2016			Year-To-Date September 30, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$387.0	$0.3	$387.3	$394.2	$1.4	$395.6
Other Enterprise Risk Management	178.4	2.2	180.6	134.9	9.4	144.3
Total Americas Risk Management Solutions	565.4	2.5	567.9	529.1	10.8	539.9

Sales and Marketing Solutions
Traditional Prospecting Solutions	$107.5	$0.6	$108.1	$103.8	$2.5	106.3
Advanced Marketing Solutions	302.0	—	302.0	279.3	1.5	280.8
Total Americas Sales and Marketing Solutions	409.5	0.6	410.1	383.1	4.0	387.1

Total Americas Revenue	$974.9	$3.1	$978.0	$912.2	$14.8	$927.0

Non-Americas:
Risk Management Solutions
Trade Credit	$125.9	$—	$125.9	$135.7	$—	$135.7
Other Enterprise Risk Management	49.1	—	49.1	45.1	—	45.1
Total Non-Americas Risk Management Solutions	175.0	—	175.0	180.8	—	180.8

Sales and Marketing Solutions
Traditional Prospecting Solutions	$11.8	$—	$11.8	$13.0	$—	$13.0
Advanced Marketing Solutions	24.9	—	24.9	31.8	—	31.8
Total Non-Americas Sales and Marketing Solutions	36.7	—	36.7	44.8	—	44.8

Total Non-Americas Revenue	$211.7	$—	$211.7	$225.6	$—	$225.6

Total Corporation:
Risk Management Solutions
Trade Credit	$512.9	$0.3	$513.2	$529.9	$1.4	$531.3
Other Enterprise Risk Management	227.5	2.2	229.7	180.0	9.4	189.4
Total Risk Management Solutions	740.4	2.5	742.9	709.9	10.8	720.7

Sales and Marketing Solutions
Traditional Prospecting Solutions	$119.3	$0.6	$119.9	$116.8	$2.5	$119.3
Advanced Marketing Solutions	326.9	—	326.9	311.1	1.5	312.6
Total Sales and Marketing Solutions	446.2	0.6	446.8	427.9	4.0	431.9

Total Revenue	$1,186.6	$3.1	$1,189.7	$1,137.8	$14.8	$1,152.6

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Year-To-Date September 30, 2016			Year-To-Date September 30, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Trade Credit Revenue:
Americas:
DNBi	$284.1	$0.1	$284.2	$293.5	$0.4	$293.9
Other Trade Credit	102.9	0.2	103.1	100.7	1.0	101.7
Total Americas Trade Credit Revenue	387.0	0.3	387.3	394.2	1.4	395.6

Non-Americas:
DNBi	$18.3	$—	$18.3	$19.0	$—	$19.0
Other Trade Credit	107.6	—	107.6	116.7	—	116.7
Total Non-Americas Trade Credit Revenue	125.9	—	125.9	135.7	—	135.7

Total Corporation:
DNBi	$302.4	$0.1	$302.5	$312.5	$0.4	$312.9
Other Trade Credit	210.5	0.2	210.7	217.4	1.0	218.4
Total Trade Credit Revenue	$512.9	$0.3	$513.2	$529.9	$1.4	$531.3

Total Revenue:
Americas:
Direct	$888.1	$3.1	$891.2	$837.5	$14.3	$851.8
Alliances & Partners	86.8	—	86.8	74.7	0.5	75.2
Total Americas Revenue	974.9	3.1	978.0	912.2	14.8	927.0

Non-Americas:
Direct	$143.7	$—	$143.7	$157.2	$—	$157.2
Alliances & Partners	68.0	—	68.0	68.4	—	68.4
Total Non-Americas Revenue	211.7	—	211.7	225.6	—	225.6

Total Corporation:
Direct	$1,031.8	$3.1	$1,034.9	$994.7	$14.3	$1,009.0
Alliances & Partners	154.8	—	154.8	143.1	0.5	143.6
Total Revenue	$1,186.6	$3.1	$1,189.7	$1,137.8	$14.8	$1,152.6

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

In addition to reporting generally accepted accounting principles in the United States of America ("GAAP") results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our "As Adjusted" results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions that support our long-term growth strategy rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations.We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes; (1) revenue from acquired businesses for one year from the date of the acquisition and (2) net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term "sales," which we define as the value of committed customer contracts. This term is often referred to as "bookings" or "commitments" by other companies.
We monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

Free cash flow should not be considered as a substitute measure for, or superior to, net cash flows provided by operating activities, investing activities or financing activities. Therefore, we believe it is important to view free cash flow as a complement to the consolidated statements of cash flows.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.